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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                 MARCH 24, 1999
                Date of Report (Date of earliest event reported)


                           UNIVERSAL FOODS CORPORATION
             (Exact name of registrant as specified in its charter)


     WISCONSIN                       1-7626                  39-0561070
  (State or other               (Commission File            (IRS Employer
  jurisdiction of                    Number)                 ID Number)
  incorporation)


                            433 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                    (Address of principal executive offices)



                                 (414) 271-6755
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On November 9, 1998, the Registrant filed Registration Statement No. 333-67015 with the Securities and Exchange Commission relating to the shelf registration on Form S-3 of up to $300,000,000 of debt securities to be offered by the Registrant from time to time. On March 22, 1999, the Registrant and Goldman, Sachs & Co., First Chicago Capital Markets, Inc., and ABN AMRO Incorporated (the "Underwriters") entered into the underwriting agreement attached hereto as Exhibit 1.1 relating to the offering of such debt securities. In connection with the Registrant's offering of $150 million aggregate principal amount of 6.50% Notes due April 1, 2009, the Registrant and the Underwriters entered into the pricing agreement attached hereto as Exhibit 99.1 on March 22, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  1.1 Underwriting Agreement dated as of March 22, 1999, between the Registrant and Goldman, Sachs & Co., First Chicago Capital Markets, Inc., and ABN AMRO Incorporated

                  99.1 Pricing Agreement dated as of March 22, 1999, between the Registrant and Goldman, Sachs & Co., First Chicago Capital Markets, Inc., and ABN AMRO Incorporated


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNIVERSAL FOODS CORPORATION
                                      (Registrant)


                                      By: /s/ John L. Hammond
                                          -----------------------------------
                                         John L. Hammond
                                         Vice President, Secretary and
                                         General Counsel


Date: March 23, 1999


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                           UNIVERSAL FOODS CORPORATION
                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
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                                                                           Incorporated
     Exhibit                                                                Herein By            Filed
      Number                     Description                                Reference          Herewith
      ------                     -----------                                ---------          --------


       1.1          Underwriting Agreement dated as of
                    March 22, 1999, between the Registrant and
                    Goldman, Sachs & Co., First Chicago Capital
                    Markets, Inc., and ABN AMRO Incorporated                                       X

      99.1          Pricing Agreement dated as of March 22, 1999,
                    between the Registrant and Goldman, Sachs &
                    Co., First Chicago Capital Markets, Inc.,
                    and ABN AMRO Incorporated                                                      X

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